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                                                                    EXHIBIT 10.4

                                 AMENDMENT NO. 1

                                     TO THE

                      COLLABORATIVE CLINICAL RESEARCH, INC.
          AMENDED AND RESTATED 1996 OUTSIDE DIRECTORS STOCK OPTION PLAN

         This Amendment No. 2 (the "Amendment") to the Collaborative Clinical Research, Inc. Amended and Restated 1996 Outside Directors Stock Option Plan is made this 20th day of May, 1997 by Collaborative Clinical Research, Inc. (the "Company").

                               W I T N E S S E T H

         WHEREAS, on September 20, 1996, the Company's shareholders approved and adopted the Collaborative Clinical Research, Inc. Amended and Restated 1996 Outside Directors Stock Option Plan (the "Plan"); and

         WHEREAS, at a meeting held on September 17, 1998, the Company's Board of Directors deemed it necessary to amend certain provisions of the Plan in order to (i) increase the number of Common Shares subject to the Plan, (ii) modify the formula for automatic option grants, (iii) modify the vesting period of options granted and (iv) require the execution of written agreements for each option grant.

         NOW, THEREFORE, in consideration of the foregoing, the Plan is amended as follows:

         1. COMMON SHARES SUBJECT TO THE PLAN. The second paragraph of Section 3 of the Plan is deleted in its entirety and the following paragraph is substituted in lieu thereof:

         "Subject to the provisions of the next succeeding paragraph of this
Section 3, the aggregate number of Common Shares for which options may be granted under the Plan shall be Fifty Thousand (50,000) Common Shares."

         IN WITNESS WHEREOF, Collaborative Clinical Research, Inc., by its appropriate officers duly authorized, has executed this Amendment No. 1 as of the 20th day of May, 1997.

                                          COLLABORATIVE CLINICAL RESEARCH, INC.

                                          By:
                                            /s/ JEFFREY A. GREEN
                                            ------------------------------------
                                            Jeffrey A. Green, Pharm.D., FCP,
                                            President and Chief Executive
                                              Officer

                                          By:
                                            /s/ TERRY C. BLACK
                                            ------------------------------------
                                            Terry C. Black
                                            Vice President of Finance and Chief
                                             Financial Officer